Principal Funds, Inc.

Supplement dated November 2, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016
(as supplemented on July 29, 2016, September 16, 2016,
September 19, 2016, and October 28, 2016)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF SHARES

Under Purchase of Shares, delete the MidCap Fund section and replace with the following:

MidCap Fund
For retail investors (i.e., non-employer sponsored retirement plan investors), effective as of the close of the New York Stock Exchange on June 14, 2013, and for employer-sponsored retirement plan investors, effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Fund (the “Fund”) will no longer be available for purchases from new investors except in limited circumstances, such as the following:

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Shareholders, including those in omnibus accounts, who own shares of the Fund as of June 14, 2013 (for retail investors, i.e., non-employer sponsored retirement plan investors) or August 15, 2013, (for employer sponsored retirement plan investors), may continue to make purchases, exchanges, and dividend or capital gains reinvestment in existing accounts.

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Registered Investment Advisor (RIA) and bank trust firms that have an investment allocation to the MidCap Strategy (i.e. investments in the same strategy used in collective investment trust, separately managed accounts, individually managed accounts or insurance separate accounts) in a fee-based, wrap or advisory account, may continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms.

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Shareholders through accounts at private banks may continue to purchase shares and exchange into the Fund. Private banks that have an investment allocation to the MidCap Strategy may add new clients to the Fund. The Fund will not be available to private bank or private bank platforms not already investing in the MidCap Strategy.

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Shareholders in broker/dealer wrap or fee-based programs that have an investment allocation to the Fund may continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap or fee-based programs may add new participants.

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Shareholders in certain types of retirement plans (including 401(k)s, SEPs, SIMPLEs, 403(b)s, etc.) may continue to purchase shares and exchange into the Fund. New participants in these plans may elect to purchase shares of the Fund.

•	Retirement plans in transition as of the closure date will have until August 15, 2013, to fund any new accounts in the Fund.

•	Investors who open a new IRA transfer or rollover account by the close of business on June 13, 2013, will have until August 15, 2013, to fund these accounts.

•	Shareholders within brokerage accounts may continue to purchase shares of the Fund; however, new brokerage accounts will not be permitted to begin investing in the Fund after June 14, 2013.

•	529 plans that include the Fund within their investment options may continue to purchase shares and exchange into the Fund.

•	Investors who have a direct investment in the MidCap Strategy may, subject to the approval of the Distributor, purchase shares in the Fund.
At the sole discretion of the Distributor, the Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.